UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2010 (March 8, 2010)
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)
1415 Louisiana Street, Suite 2700
Houston, Texas 77060
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On March 8, 2010, Eagle Rock Energy Partners, L.P. (the “Partnership”) entered into a Second Amendment to its Credit Agreement, dated as of December 13, 2007, with Wachovia Bank, N.A., Bank of America, N.A., HSH NordBank AG, New York Branch, The Royal Bank of Scotland, PLC, BNP Paribas and the other lenders party thereto (which the Partnership refers to as its “credit agreement” and the facility it governs as its “revolving credit facility.” We refer to this amendment as the “Credit Facility Amendment”).
     Prior to execution of the Credit Facility Amendment, the Partnership concluded that it would require a waiver from its lender group in order to exercise the option (the “GP acquisition option) to acquire all of the issued and outstanding limited liability company interests of Eagle Rock Energy G&P, LLC and limited partner interests of our general partner without triggering a “Change in Control” event and potential event of default under the Credit Agreement. The Credit Facility Amendment, however, modifies the definition of “change in control” in such a way that exercise of the GP acquisition option by the Partnership would not trigger a “change in control” event and potential default provided the Partnership receives unitholder approval of the recapitalization and related transactions prior to July 31, 2010. The Credit Facility Amendment will take effect upon the Partnership’s providing written notice to its lender group that the required unitholder approvals have been obtained prior to July 31, 2010 (which the Partnership anticipates will be immediately effective after it obtains the required unitholder approvals of the proposals).
     In addition to modifying the definition of “change in control,” the Credit Facility Amendment also:
•	Reduces the maximum permitted Senior Secured Leverage Ratio (as such term is defined in the Credit Agreement) from 4.25 to 1.0 under the current credit agreement to 3.75 to 1.0 (and from 4.75 to 1.0 to 4.25 to 1.0 for specified periods following certain permitted acquisitions);
•	Obligates the Partnership to use $100 million of the proceeds from the sale of all of its fee mineral and royalty interests business and its equity investment in Ivory Working Interests, L.P. (the “Minerals Business Sale”) to make a mandatory prepayment towards outstanding borrowings under the revolving credit facility; and
•	Reduces, upon such mandatory prepayment, the total commitments under the revolving credit facility by the $100 million amount of such mandatory prepayment to $871 million. However, the Partnership’s availability under the revolving credit facility (which is currently less than $871 million) is not currently impacted, because it is calculated based on outstanding debt and compliance with financial covenants.
     The Credit Facility Amendment further clarifies that the proceeds from the Minerals Business Sale in excess of $100 million may be used to immediately reduce debt but will not result in a mandatory prepayment unless such proceeds are not reinvested in Property (as defined in the credit agreement) within the 270-day post-closing period provided in the Credit Agreement.
     The foregoing description of the Credit Facility Amendment is a general description only and is qualified in its entirety by reference to the Credit Facility Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth above in Item 1.01 regarding the Credit Facility Amendment is hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.
     On March 9, 2010, the Partnership issued a press release announcing that it had entered into the Credit Facility Amendment, as described above in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report.

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     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Credit Facility Amendment, dated as of March 8, 2010, by and among Eagle Rock Energy Partners, L.P., as borrower, Wachovia Bank, N.A., Bank of America, N.A., HSH NordBank AG, New York Branch, The Royal Bank of Scotland, PLC, BNP Paribas and the other lenders party thereto, and the Guarantors thereto.

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated March 9, 2010.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: March 9, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description
10.1	Credit Facility Amendment, dated as of March 8, 2010, by and among Eagle Rock Energy Partners, L.P., as borrower, Wachovia Bank, N.A., Bank of America, N.A., HSH NordBank AG, New York Branch, The Royal Bank of Scotland, PLC, BNP Paribas and the other lenders party thereto, and the Guarantors thereto.

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated March 9, 2010.

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Exhibit 10.1
Second Amendment to Credit Agreement
     This Second Amendment to Credit Agreement (this “Second Amendment”), dated as of March 8, 2010, is by and among Eagle Rock Energy Partners, L.P., a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and Wachovia Bank, National Association, as administrative agent for the lenders (together with its successors in such capacity, the “Administrative Agent”), and the Guarantors party hereto.
     WHEREAS, the Borrower, the Lenders and agents party thereto, and the Administrative Agent are party to that certain Credit Agreement, dated as of December 13, 2007, as amended by First Amendment to Credit Agreement dated November 25, 2008 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.
     WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders agree (a) to amend the Credit Agreement to revise the definition of Change in Control, (b) to amend the Senior Secured Leverage Ratio financial covenant and (c) to make the other changes described herein.
     WHEREAS, the Lenders and the Administrative Agent agree to amend the Credit Agreement as described herein upon the satisfaction of the conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment to Definition of Change in Control. The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:
     ““Change in Control” means:
     (a) prior to the Borrower’s exercise of the GP Option and consummation thereof:
     (i) the Sponsor and the members of the executive management team of the Ultimate General Partner shall cease to beneficially own and control, directly or indirectly, at least fifty percent (50%) on a fully diluted basis of the economic and voting interests in the Equity Interests of the General Partner,
     (ii) the General Partner shall cease to beneficially own and control, directly or indirectly, all of the general partner interests of the Borrower,
     (iii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of the Ultimate General Partner shall cease to be occupied by Persons who either (A) were members of the board of directors of the Ultimate General Partner as of the Second Amendment Effective Date or (B) were nominated for election by the board of directors of the Ultimate General

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Partner, a majority of whom were directors as of the Second Amendment Effective Date, or whose election or nomination for election was previously approved by a majority of such directors; and
     (b) upon and following Borrower’s exercise of the GP Option and consummation thereof:
     (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Sponsor, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 40% or more of the equity securities of the Borrower entitled to vote or direct the voting for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (including both common stock and any preferred stock and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or
     (ii) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of the Ultimate General Partner or other equivalent governing body of the Borrower shall cease to be occupied by Persons who (A) were members of the board of directors of the Ultimate General Partner or equivalent governing body as of the date on which the GP Option is consummated after giving effect thereto, including the two additional members to be appointed by the independent members of the board in connection therewith, (B) is the chief executive officer of the Borrower (or his/her designee), (C) were appointed by the Sponsor, or (D) were nominated for election by the board of directors of the Ultimate General Partner or equivalent governing body (or an authorized committee or subgroup thereof), a majority of whom are directors described in clauses (A), (B) or (C) above, or whose election or nomination for election was previously approved by a majority of such directors;
provided, however, in no event shall the exercise by the Borrower of the GP Option, or the consummation thereof, constitute a Change in Control.”
     2. Amendment to Definition of Consolidated EBITDA. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

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          ““Consolidated EBITDA” means, for any period, (a) the sum of (i) Consolidated Net Income for such period (excluding, to the extent included in the calculation of Consolidated Net Income in such period, gains or losses attributable to discontinued operations or asset dispositions not in the ordinary course of business) plus (ii) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: Consolidated Interest Expense, income taxes, depreciation, depletion, amortization, and other similar non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charges in any future period or amortization of a prepaid cash charge that was paid in a prior period), minus (b) all non-cash income added to Consolidated Net Income (excluding any such non-cash income to the extent it represents the reversal of an accrual or reserve for potential cash charge in any prior period).”
     3. Amendment to Add Definition of GP Option. The definition of “GP Option” is hereby added to Section 1.01 of the Credit Agreement as follows:
     ““GP Option” means the option of the Borrower to purchase all of the membership interests in the Ultimate General Partner and all limited partnership interests in the General Partner from the Sponsor for a purchase price of one million newly-issued common units of Borrower, substantially on the terms set forth in the Amended and Restated Securities Purchase and Global Transaction Agreement dated January 12, 2010, attached as an exhibit to the Borrower’s preliminary proxy statement filed February 25, 2010 with the SEC.”
     4. Amendment to Senior Secured Leverage Ratio Financial Covenant. Section 9.01(c) of the Credit Agreement is hereby amended in its entirety as follows:
     “(c) Senior Secured Leverage Ratio. If the Borrower has Indebtedness of the type described in Section 9.02(h), then the Borrower will not permit the Senior Secured Leverage Ratio to exceed 3.75 to 1.00; provided, that during a Specified Acquisition Period, the Senior Secured Leverage Ratio shall not exceed 4.25 to 1.00.”
     5. Proceeds of Minerals Business Sale. Borrower hereby agrees that in the event Borrower shall consummate the proposed sale of its minerals business as contemplated in that certain Purchase and Sale Agreement, dated as of December 21, 2009, to BSAP II GP, L.L.C., a subsidiary of Black Stone Minerals Company, L.P., Borrower shall, pursuant to Section 3.04(c)(ii) of the Credit Agreement, within one Business Day following receipt by Borrower of the proceeds of such sale, make a mandatory prepayment in an amount not less than $100,000,000, and pursuant to Section 2.07(a)(ii) of the Credit Agreement, the total Commitments shall automatically reduce by the amount of such prepayment; provided:
     (i) Borrower may use any and all Net Cash Proceeds from such sale in excess of $100,000,000 to purchase Property (other than inventory and working capital) used or to be used in Borrower’s and Restricted Subsidiaries’ businesses in the 270-day period following the receipt thereof as permitted by such Section 3.04(c)(ii); provided that any such excess that is not used to make such purchases with the 270-day period shall be applied as a mandatory prepayment on the last day of such period in accordance with

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Section 3.04(c)(ii) and the total Commitments shall automatically reduce by the amount of such prepayment in accordance with Section 2.07(a)(ii); and
     (ii) Administrative Agent and Lenders acknowledge and agree that (A) prior to the expiration of such 270-day period, such remaining Net Cash Proceeds are not required to be applied as a mandatory prepayment pursuant to such Section 3.04(c)(ii), (B) no mandatory automatic Commitment reduction shall occur or be required to occur pursuant to such Section 2.07(a)(ii) with respect to such remaining Net Cash Proceeds prior to the expiration of such 270-day period, and (C) in no event shall any optional prepayment on or following the consummation of such sale and prior to the expiration of such 270-day period, (1) constitute, or be deemed to constitute, a mandatory prepayment pursuant to such Section 3.04(c)(ii), or (2) automatically reduce, or be deemed to automatically reduce, the Commitments pursuant to such Section 2.07(a)(ii), except as expressly specified by Borrower in writing in connection with such prepayment.
     6. Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”), on or before July 31, 2010, on which the Administrative Agent shall have received (a) counterparts of this Second Amendment signed on behalf of the Majority Lenders, the Borrower and the Guarantors (which may be facsimiles or other electronic transmissions of signed signature pages of this Second Amendment) and (b) notice from the Borrower that the Borrower has received the requisite unitholder approval with respect to the transaction generally described in the Borrower’s preliminary proxy statement filed February 25, 2010 with the SEC, as finally set forth in the definitive proxy statement and any amendment or supplement thereto, substantially in accordance with and pursuant to the terms thereof.
     The Administrative Agent shall notify the Borrower in writing of the effectiveness of this Second Amendment, and such notice shall be conclusive and binding.
     7. Representations and Warranties
     Each Loan Party hereby represents and warrants to each Lender that:
     (a) each of the representations and warranties of such Loan Party set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of the Second Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such specified earlier date;
     (b) no Default or Event of Default has occurred and is continuing;
     (c) the execution, delivery and performance by such Loan Party of this Second Amendment are within its powers and have been duly authorized by all necessary corporate or other action;
     (d) this Second Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms;

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     (e) the execution, delivery and performance by such Loan Party of this Second Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Loan Parties or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Second Amendment or any other Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Second Amendment or the other Loan Documents, (ii) will not violate any applicable law or regulation or any Organization Document of such Loan Party or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Loan Party or its Properties, or give rise to a right thereunder to require any payment to be made by such Loan Party and (iv) will not result in the creation or imposition of any Lien on any Property of such Loan Party (other than the Liens created by the Loan Documents).
     8. Miscellaneous
          (a) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable out-of-pocket expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders, pursuant to Section 12.03(a) of the Credit Agreement. The agreement set forth in this Section 7(a) shall survive the termination of this Second Amendment and the Credit Agreement.
          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Second Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith, or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Second Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or the Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Second Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and each reference herein or in any other Loan Documents to the “Credit

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Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Second Amendment.
          (c) Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          (d) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.
          (e) Entire Agreement. This Second Amendment and the documents referred to herein constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Second Amendment is a Loan Document executed under the Credit Agreement.
          (f) Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment.
          (g) Successors. The execution and delivery of this Second Amendment by any Lender shall be binding upon each of its successors and assigns.
[SIGNATURE PAGES FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers or other duly authorized representatives as of the date first above written.

BORROWER:	EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., General Partner

	By:	Eagle Rock Energy G&P, LLC, General Partner

	By:	/s/ Jeffrey P. Wood
Name:
Title:

Signature Page to
Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT
AND LENDER

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender
By:	/s/ Leanne S. Phillips
	Name:	Leanne S. Phillips
	Title:	Director

Signature Page to
Second Amendment to Credit Agreement

SYNDICATION AGENT
AND LENDER:

BANK OF AMERICA, N.A. , as Syndication Agent and Lender
By:	/s/ Christopher Renyi
	Name:	Christopher Renyi
	Title:	Vice President

Signature Page to
Second Amendment to Credit Agreement

CO-DOCUMENTATION AGENT
AND LENDER:

BNP PARIBAS, as Co-Documentation Agent and Lender
By:	/s/ Mark Cox
	Name:	Mark Cox
	Title:	Managing Director

By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Director

Signature Page to
Second Amendment to Credit Agreement

LENDER:

BANK OF NOVA SCOTIA
By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Director

Signature Page to
Second Amendment to Credit Agreement

LENDER:

BARCLAYS BANK PLC
By:	/s/ Sam Yoo
	Name:	Sam Yoo
	Title:	Assistant Vice President

Signature Page to
Second Amendment to Credit Agreement

LENDER:

Comerica Bank
By:	/s/ Greg Smith
	Name:	Greg Smith
	Title:	Senior Vice President

Signature Page to
Second Amendment to Credit Agreement

LENDER:

COMPASS BANK As Lender
By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Senior Vice President

Signature Page to
Second Amendment to Credit Agreement

LENDER:

COMPASS BANK, as successor in interest to Guaranty Bank, FSB as Lender
By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Senior Vice President

Signature Page to
Second Amendment to Credit Agreement

LENDER:

CREDIT AGRICOLE f/k/a Calyon (NEW YORK BRANCH)
By:	/s/ Tom Byangeon
	Name:	Tom Byangeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

Signature Page to
Second Amendment to Credit Agreement

LENDER:

Credit Suisse AG, Cayman Islands Branch (f/k/a Credit Suisse, Cayman Islands Branch)
By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Director

By:	/s/ Lynne-Marie Paquette
	Name:	Lynne-Marie Pacquette
	Title:	Associate

Signature Page to
Second Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS CREDIT PARTNERS LP
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Signature Page to
Second Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to
Second Amendment to Credit Agreement

LENDER:

Union Bank, N.A.
By:	/s/ Scott Gildea
	Name:	Scott Gildea
	Title:	Vice President

Signature Page to
Second Amendment to Credit Agreement

LENDER:

U.S. Bank National Association
By:	/s/ Justin M. Alexander
	Name:	Justin M. Alexander
	Title:	Vice President

Signature Page to
Second Amendment to Credit Agreement

LENDER:

Wells Fargo Bank, N.A.
By:	/s/ Leanne S. Phillips
	Name:	Leanne S. Phillips
	Title:	Sr. Portfolio Manager

Signature Page to
Second Amendment to Credit Agreement

LENDER:

Woodlands Commercial Bank F/K/A Lehman Brothers Commercial Bank
By:	/s/ Brian Halbeisen
	Name:	Brian Halbeisen
	Title:	Vice President

Signature Page to
Second Amendment to Credit Agreement

RATIFICATION
     Each of the undersigned (each, a “Guarantor”) hereby agrees that its liabilities under the Guaranty and Collateral Agreement dated as of December 13, 2007 (the “Guaranty and Collateral Agreement”) including, without limitation, guaranteeing the indebtedness, obligations and liabilities of Eagle Rock Energy Partners, L.P. under that certain Credit Agreement dated as of December 13, 2007 as amended (the “Credit Agreement”) and under the other Loan Documents (as defined in the Credit Agreement) to which it is a party, shall remain enforceable against such Guarantor in accordance with the terms of the Guaranty and Collateral Agreement and the other Loan Documents and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of the Second Amendment to Credit Amendment to which this Ratification is attached. Each Guarantor hereby confirms and ratifies its liabilities under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party in all respects. Each Guarantor acknowledges and agrees that this Ratification constitutes a part of the Second Amendment to Credit Agreement to which it is attached.
GUARANTORS:

EROC MIDSTREAM ENERGY, L.P.
EROC QUITMAN GATHERING COMPANY, LP
EROC GATHERING COMPANY, LP
EAGLE ROCK PRODUCTION, L.P.
MIDSTREAM GAS SERVICES, L.P.
EAGLE ROCK OPERATING, L.P.
EAGLE ROCK FIELD SERVICES, L.P.
EAGLE ROCK ENERGY SERVICES, L.P.
EAGLE ROCK PIPELINE, L.P.
EAGLE ROCK GAS GATHERING &
PROCESSING, LTD.
EAGLE ROCK UPSTREAM DEVELOPMENT II, L.P.
EAGLE ROCK GOM, L.P.
EAGLE ROCK MIDSTREAM, L.P.
EAGLE ROCK DESOTO PIPELINE, L.P.

By:	Eagle Rock Pipeline GP, LLC, its general partner

By:	/s/ Jeffrey P. Wood
Name:
Title:

Signature Page to Ratification under
Second Amendment to Credit Agreement

HESCO GATHERING COMPANY, LLC
HESCO PIPELINE COMPANY, L.L.C.
EROC PRODUCTION, LLC
EAGLE ROCK DEVELOPMENT COMPANY, L.L.C.
EAGLE ROCK PIPELINE GP, LLC
EAGLE ROCK ENERGY ACQUISITION CO., INC.
EAGLE ROCK UPSTREAM DEVELOPMENT
COMPANY, INC.
ESCAMBIA ASSET CO. LLC
ESCAMBIA OPERATING CO. LLC
EAGLE ROCK ENERGY ACQUISITION CO., INC.
EAGLE ROCK ENERGY ACQUISITION CO. II, INC.
EAGLE ROCK UPSTREAM DEVELOPMENT
COMPANY II, INC.
GALVESTON BAY GATHERING, LLC
CMA PIPELINE PARTNERSHIP, LLC
SUPERIOR GAS COMPRESSION, LLC

By:	/s/ Jeffrey P. Wood
Name:
Title:

EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.
By:	Eagle Rock Upstream Development Company, Inc.,
its general partner

By:	/s/ Jeffrey P. Wood
Name:
Title:

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.
By:	Eagle Rock Upstream Development Company II, Inc.,
its general partner

By:	/s/ Jeffrey P. Wood
Name:
Title:

Signature Page to Ratification under
Second Amendment to Credit Agreement

Exhibit 99.1
March 9, 2010
Eagle Rock Announces Amendment to Revolving Credit Facility in Support of the Recapitalization and Related Transactions
HOUSTON — Eagle Rock Energy Partners, L.P. (“Eagle Rock” or the “Partnership”) (NASDAQ: EROC) today announced that the Partnership has secured an amendment under its revolving credit facility to modify the definition of “Change in Control” in order to facilitate the proposed Partnership restructuring pursuant to the Global Transaction Agreement filed on Form 8-K with the SEC on January 12, 2010.
As previously disclosed regarding the option to acquire Eagle Rock’s general partner entities (the “GP Acquisition Option”) as outlined in the Global Transaction Agreement, Eagle Rock would have needed an amendment of, or waiver under, its credit facility in order to exercise the GP Acquisition Option prior to the renegotiation, refinancing, or termination of the credit facility. On March 8th, Eagle Rock obtained a credit facility amendment that will allow the GP Acquisition Option to be exercised without causing any prohibited “Change in Control” or other event of default under the credit facility. As a result, the Conflicts Committee (the “Conflicts Committee”) of Eagle Rock’s Board now has much more flexibility on the timing of the exercise of the GP Acquisition Option. This accelerates the likely timing of the acquisition of the General Partner and the resulting governance changes that would entitle the Partnership’s public unitholders to vote on the independent Eagle Rock directors who will constitute a majority of the Board.
In light of receiving the amendment, the Conflicts Committee currently intends to cause Eagle Rock to exercise the GP Acquisition Option as soon as practicable after (i) the Global Transaction Agreement and the transactions contemplated therein are approved by a majority of the common units held by non-affiliates of Natural Gas Partners prior to the July 31, 2010 deadline in the credit facility amendment and (ii) the Conflicts Committee has identified two additional director candidates who have agreed to serve on Eagle Rock’s Board.
As part of this amendment, Eagle Rock management has agreed to make a mandatory repayment of debt of not less than $100 million using the proceeds from the sale of its minerals business, that is contemplated in the Minerals Business Sale Agreement filed on Form 8-K with the SEC on December 21, 2009. Simultaneous with, and contingent upon the occurrence of, the proposed debt repayment, Eagle Rock management and its lender group have agreed to reduce the total committed capital under the Partnership’s $971 million credit facility by $100 million, to $871 million. The amendment did not involve a direct fee or changes to the credit facility’s pricing.
“We are pleased to announce this amendment with our existing lender group and appreciate their support in this important matter,” said Joseph A. Mills, Eagle Rock’s Chairman and Chief Executive Officer. “This amendment will allow our unit holders to

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realize one of the key benefits of the proposed recapitalization transactions on an accelerated timeframe, should the transactions be approved by our unit holders.”
Please refer to the Partnership’s Form 8-K filed with the SEC on March 9, 2010 for the complete amendment to the revolving credit facility.
About the Partnership
The Partnership is a growth-oriented master limited partnership engaged in three businesses: a) midstream, which includes (i) gathering, compressing, treating, processing and transporting natural gas; (ii) fractionating and transporting natural gas liquids; and (iii) marketing natural gas, condensate and NGLs; b) upstream, which includes acquiring, exploiting, developing, and producing interests in oil and natural gas properties; and c) minerals, which includes acquiring and managing fee mineral and royalty interests, either through direct ownership or through investment in other partnerships, in properties located in multiple producing trends across the United States. Its corporate office is located in Houston, Texas.
“Board” and “Board of Directors” in this press release refer to the Board of Directors of the general partner of the general partner of the Partnership.
Contacts:
Eagle Rock Energy Partners, L.P.
Jeff Wood, 281-408-1203
Senior Vice President and Chief Financial Officer
Adam Altsuler, 281-408-1350
Senior Financial Analyst
Important Additional Information Regarding the Proposed Restructuring Transactions will be Filed with the Securities and Exchange Commission (“SEC”):
In connection with the proposed recapitalization described in the Partnership’s Current Report on Form 8-K filed with the SEC on January 12, 2010, Eagle Rock has filed a preliminary proxy statement and will file a definitive proxy statement and other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT EAGLE ROCK AND THE RECAPITALIZATION. Investors and security holders may obtain copies of the definitive proxy statement and other documents that Eagle Rock files with the SEC (when they are available) free of charge at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained (when available) free of charge on Eagle Rock’s web site at http://www.eaglerockenergy.com or by directing a request to Eagle Rock Energy

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Partners, L.P., P.O. Box 2968, Houston, Texas 77252-2968, Attention: Investor Relations.
Eagle Rock and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from the unit holders of Eagle Rock in connection with the proposed transactions. Information regarding the special interests of persons who may be deemed to be such participants in the proposed transactions will be included in the proxy statement when it becomes available. Information regarding the directors and executive officers of Eagle Rock is also included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008, and will be included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, when filed with the SEC, and in subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Eagle Rock as described above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a valid exemption from registration under, or a prospectus meeting the requirements of, the Securities Act of 1933, as amended.
This news release may include “forward-looking statements”. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements and speak only as of the date on which such statement is made. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements. The Partnership assumes no obligation to update any forward-looking statement as of any future date. For a detailed list of the Partnership’s risk factors, please consult the Partnership’s Annual Report on Form 10-K, filed with the SEC for the year ended December 31, 2008, the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009, when filed with the SEC, and the Partnership’s Forms 10-Q filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

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